Exhibit 21

                                            CHARTER MEDICAL CORPORATION
                                              SUBSIDIARY CORPORATIONS
                                                September 30, 1995

The following corporations are all of the direct or indirect subsidiary corporations of Charter Medical Corporation, a Delaware corporation. Charter Medical Corporation directly or indirectly owns all of the outstanding voting securities of such subsidiaries except where noted.

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

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation

Beltway Community Hospital, Inc.                                                    Texas
C.A.C.O. Services, Inc.                                                             Ohio
CCM, Inc.1                                                                          Nevada
Charter of Alabama, Inc.                                                            Alabama
Charter Alvarado Behavioral Health System, Inc.                                     California
Charter Appalachian Hall Behavioral Health System, Inc.                             North Carolina
Charter Arbor Indy Behavioral Health System, Inc.                                   Indiana
Charter Augusta Behavioral Health System, Inc.                                      Georgia
Charter Bay Harbor Behavioral Health System, Inc.                                   Florida
Charter Beacon Behavioral Health System, Inc.                                       Indiana
         Subsidiary:
                  Indiana Behavioral Health Systems, L.L.C.2                        Indiana
Charter Behavioral Health System of Athens, Inc.                                    Georgia

--------
         1        50% owned by Charter Medical Corporation; 50% owned by CMCI,
                  Inc.
                           2        51% collectively owned by Charter Beacon Behavioral Health System,
                                    Inc. and various other Indiana subsidiaries.


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                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Behavioral Health Systems of Atlanta, Inc.                                  Georgia
Charter Behavioral Health System of Austin, Inc.                                    Texas
Charter Behavioral Health System of Baywood, Inc.                                   Texas
Charter Behavioral Health System of Bradenton, Inc.                                 Florida
         Subsidiary:
                  Charter Behavioral Health System at Manatee                       Florida
                  Adolescent Treatment Services, Inc.
Charter Behavioral Health System of Central Georgia, Inc.                           Georgia
Charter Behavioral Health System of Central Virginia, Inc.                          Virginia
Charter Behavioral Health System of Charleston, Inc.                                South Carolina
Charter Behavioral Health System of Charlottesville, Inc.                           Virginia
Charter Behavioral Health System of Chicago, Inc.                                   Illinois
Charter Behavioral Health System of Chula Vista, Inc.                               California
Charter Behavioral Health System of Columbia, Inc.                                  Missouri
Charter Behavioral Health System of Corpus Christi, Inc.                            Texas
Charter Behavioral Health System of Dallas, Inc.                                    Texas
Charter Behavioral Health System of Delmarva, Inc.                                  Maryland
Charter Behavioral Health System of Evansville, Inc.                                Indiana
Charter Behavioral Health System at Fair Oaks, Inc.                                 New Jersey
Charter Behavioral Health System of Fort Worth, Inc.                                Texas
Charter Behavioral Health System at Hidden Brook, Inc.                              Maryland
Charter Behavioral Health System of Jackson, Inc.                                   Mississippi
         Subsidiary:
                  Charter Behavioral Health System of                               Mississippi
                  Mississippi, Inc.

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Behavioral Health System of Jacksonville, Inc.                              Florida
Charter Behavioral Health System of Jefferson, Inc.                                 Indiana
Charter Behavioral Health System of Kansas City, Inc.                               Kansas
Charter Behavioral Health System of Lafayette, Inc.                                 Louisiana
         Subsidiary:
                  The Charter Cypress Behavioral Health                             Tennessee
                  System, L.L.C.3
Charter Behavioral Health System of Lake Charles, Inc.                              Louisiana
Charter Behavioral Health System at Los Altos, Inc.                                 California
Charter Behavioral Health System of Massachusetts, Inc.                             Massachusetts
         Subsidiary:
                  Westwood/Pembroke Health System Limited                           Massachusetts
                  Partnership4
Charter Behavioral Health System of Michigan City, Inc.                             Indiana
Charter Behavioral Health System of Mobile, Inc.                                    Alabama
Charter Behavioral Health System of Nashua, Inc.                                    New Hampshire
Charter Behavioral Health System of Nevada, Inc.                                    Nevada
Charter Behavioral Health System of New Mexico, Inc.                                New Mexico
         Subsidiary:
                  The Charter Heights Behavioral Health                             Delaware
                  System Limited Partnership5
Charter Behavioral Health System of North Carolina, Inc.                            North Carolina

--------
                           3        50% owned by Charter Behavioral Health System of Lafayette, Inc.
                           4        90% owned by Charter Behavioral Health System of Massachusetts,
                                    Inc.
                           5        67% owned by Charter Behavioral Health System of New Mexico, Inc.

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Behavioral Health System of Northwest Arkansas,                             Arkansas
Inc.
Charter Behavioral Health System of Northwest Indiana,                              Indiana
Inc.
Charter Behavioral Health System of Paducah, Inc.                                   Kentucky
Charter Behavioral Health System at Potomac Ridge, Inc.                             Maryland
         Subsidiary:
                  Charter Psychiatric Management Services,                          Maryland
                  LLC6
Charter Behavioral Health of Puerto Rico, Inc.                                      Georgia
Charter Behavioral Health System of San Jose, Inc.                                  California
Charter Behavioral Health System of Tampa Bay, Inc.                                 Florida
         Subsidiary:
                  Tampa Bay Behavioral Health Alliance, Inc.                        Florida
Charter Behavioral Health System of Texarkana, Inc.                                 Arkansas
Charter Behavioral Health System of Toledo, Inc.                                    Ohio
Charter Behavioral Health System of Tucson, Inc.                                    Arizona
Charter Behavioral Health System of Visalia, Inc.                                   California
Charter Behavioral Health System of Waverly, Inc.                                   Minnesota
Charter Behavioral Health System of Winston-Salem, Inc.                             North Carolina
Charter Behavioral Health System of Yorba Linda, Inc.                               California
Charter Brawner Behavioral Health System, Inc.                                      Georgia

--------
                           6        50% owned by Charter Behavioral Health System at Potomac Ridge,
                                    Inc.

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
         Subsidiary:
                  Charter Behavioral Health System of                               Georgia
                  Savannah, Inc.
Charter-By-The-Sea Behavioral Health System, Inc.                                   Georgia
Charter Canyon Behavioral Health System, Inc.                                       Utah
Charter Canyon Springs Behavioral Health System, Inc.                               California
Charter Centennial Peaks Behavioral Health System, Inc.                             Colorado
Charter Community Hospital, Inc.                                                    California
Charter Contract Services, Inc.                                                     Georgia
Charter Correctional Systems, Inc.                                                  Delaware
Charter Cove Forge Behavioral Health System, Inc.                                   Pennsylvania
         Subsidiary:
                  Behavioral Healthcare Services of Western                         Pennsylvania
                  Pennsylvania, L.L.C.7
Charter Fairbridge Behavioral Health System, Inc.                                   Maryland
Charter Fairmount Behavioral Health System, Inc.                                    Pennsylvania
Charter Fenwick Hall Behavioral Health System, Inc.                                 South Carolina
Charter Financial Offices, Inc.                                                     Georgia
Charter Forest Behavioral Health System, Inc.                                       Louisiana
Charter Grapevine Behavioral Health System, Inc.                                    Texas
Charter Greensboro Behavioral Health System, Inc.                                   North Carolina
Charter Health Management of Texas, Inc.                                            Texas
Charter Hospital of Columbus, Inc.                                                  Ohio
Charter Hospital of Denver, Inc.                                                    Colorado

--------
                           7        Percentage of ownership yet to be determined.


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                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Hospital of Ft. Collins, Inc.                                               Colorado
Charter Hospital of Laredo, Inc.                                                    Texas
Charter Hospital of Mobile, Inc.                                                    Alabama
Charter Hospital of Santa Teresa, Inc.                                              New Mexico
Charter Hospital of St. Louis, Inc.                                                 Missouri
         Subsidiary:
                  Charter Hospital of Miami, Inc.                                   Florida
Charter Hospital of Torrance, Inc.                                                  California
Charter Indiana BHS Holding, Inc.                                                   Indiana
Charter Indianapolis Behavioral Health System, Inc.                                 Indiana
Charter Lafayette Behavioral Health System, Inc.                                    Indiana
Charter Lakehurst Behavioral Health System, Inc.                                    New Jersey
Charter Lakeside Behavioral Health System, Inc.                                     Tennessee
         Subsidiary:
                  Alliance For Behavioral Health8                                   Tennessee
Charter Laurel Heights Behavioral Health System, Inc.                               Georgia
Charter Linden Oaks Behavioral Health System, Inc.                                  Illinois
         Subsidiary:
                  Naperville Psychiatric Ventures 9                                 Illinois
Charter Little Rock Behavioral Health System, Inc.                                  Arkansas
Charter Louisville Behavioral Health System, Inc.                                   Kentucky
Charter Meadows Behavioral Health System, Inc.                                      Maryland

--------
                           8        50% owned by Charter Lakeside Behavioral Health System, Inc.
                           9        75% owned by Charter Linden Oaks Behavioral Health System, Inc.

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Medfield Behavioral Health System, Inc.                                     Florida
Charter Medical - California, Inc.                                                  Georgia
         Subsidiary:
                  Charter Behavioral Health System of                               California
                  Northern California, Inc.
Charter Medical (Cayman Islands) Ltd                                                Cayman Islands
Charter Medical - Clayton County, Inc.                                              Georgia
Charter Medical - Cleveland, Inc.                                                   Texas
         Subsidiary:
                  Charter Regional Medical Center, Inc.                             Texas
Charter Medical - Dallas, Inc.                                                      Texas
Charter Medical of East Valley, Inc.                                                Arizona
Charter Medical of England Limited                                                  United Kingdom
Charter Medical Executive Corporation                                               Georgia
Charter Medical of Florida, Inc.                                                    Florida
Charter Medical Information Services, Inc.                                          Georgia
Charter Medical International, Inc.                                                 Cayman Islands
Charter Medical International, S.A., Inc.                                           Nevada
         Subsidiary:
                  Societe Anonyme De La Metairie                                    Switzerland
Charter Medical International Services, Inc.                                        Cayman Islands
Charter Medical Leasing Limited                                                     United Kingdom
Charter Medical - Long Beach, Inc.                                                  California
Charter Medical Management Company                                                  Georgia
Charter Medical - New York, Inc.                                                    New York

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter Medical of North Phoenix, Inc.                                              Arizona
         Subsidiary
                  Arizona Behavioral Systems, L.L.C.10                              Arizona
Charter Medical of Puerto Rico, Inc.                                                Commonwealth of
                                                                                    Puerto Rico
Charter Mental Health Options, Inc.                                                 Florida
Charter Milwaukee Behavioral Health System, Inc.                                    Wisconsin
Charter Mission Viejo Behavioral Health System, Inc.                                California
Charter MOB of Charlottesville, Inc.                                                Virginia
Charter North Behavioral Health System, Inc.                                        Alaska
Charter North Counseling Center, Inc.                                               Alaska
Charter Northbrooke Behavioral Health System, Inc.                                  Wisconsin
Charter Northridge Behavioral Health System, Inc.                                   North Carolina
         Subsidiary:
                  Holly Hill/Charter Behavioral Health System,                      Tennessee
                  L.L.C.11
Charter Oak Behavioral Health System, Inc.                                          California
Charter Palms Behavioral Health System, Inc.                                        Texas
Charter Park Hospital Limited                                                       United Kingdom
Charter Peachford Behavioral Health System, Inc.                                    Georgia
Charter Petersburg Behavioral Health System, Inc.                                   Virginia
Charter Pines Behavioral Health System, Inc.                                        North Carolina
Charter Plains Behavioral Health System, Inc.                                       Texas

--------
                           10       Approximately 67% owned by Charter Medical of North Phoenix, Inc.
                           11       50% owned by Charter Northridge Behavioral Health System, Inc.

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Charter - Provo School, Inc.                                                        Utah
Charter Real Behavioral Health System, Inc.                                         Texas
Charter Ridge Behavioral Health System, Inc.                                        Kentucky
Charter Rivers Behavioral Health System, Inc.                                       South Carolina
Charter San Diego Behavioral Health System, Inc.                                    California
Charter Sioux Falls Behavioral Health System, Inc.                                  South Dakota
Charter South Bend Behavioral Health System, Inc.                                   Indiana
Charter Springs Behavioral Health System, Inc.                                      Florida
Charter Springwood Behavioral Health System, Inc.                                   Virginia
Charter Suburban Hospital of Mesquite, Inc.                                         Texas
Charter Terre Haute Behavioral Health System, Inc.                                  Indiana
Charter Thousand Oaks Behavioral Health System, Inc.                                California
Charter Treatment Center Of Michigan, Inc.                                          Michigan
Charter Westbrook Behavioral Health System, Inc.                                    Virginia
         Subsidiary:
                  CPS Associates, Inc.                                              Virginia
Charter White Oak Behavioral Health System, Inc.                                    Maryland
Charter Wichita Behavioral Health System, Inc.                                      Kansas
Charter Woods Behavioral Health System, Inc.                                        Alabama
CMSF, Inc.                                                                          Florida
Desert Springs Hospital, Inc.                                                       Nevada
         Subsidiary:
                  CMCI, Inc.                                                        Nevada
                  CMFC, Inc.                                                        Nevada
Employee Assistance Services, Inc.                                                  Georgia

                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Florida Health Facilities, Inc.                                                     Florida
Golden Isle Assurance Company Ltd.                                                  Bermuda
Group Practice Affiliates, Inc.                                                     Delaware
         Subsidiary:
                  Capital Area PsySystems, Inc.12                                   Texas
                  GPA Arizona, Inc.                                                 Arizona
                  GPA Management of Virginia, Inc.13                                Virginia
                  GPA NovaPsy Clinic, Inc.                                          Virginia
                  GPA Pennsylvania, Inc.                                            Pennsylvania
                  Pacific Behavioral Management, LLC14                              California
Gulf Coast EAP Services, Inc.                                                       Alabama
Hospital Investors, Inc.                                                            Georgia
Illinois Mentor, Inc.                                                               Illinois
Magellan Health Services, Inc.                                                      Delaware
Mandarin Meadows, Inc.                                                              Florida
Massachusetts Mentor, Inc.                                                          Massachusetts
Metroplex Behavioral Healthcare Services, Inc.                                      Texas
National Mentor, Inc.                                                               Delaware
National Mentor Healthcare, Inc.                                                    Massachusetts
NEPA - Massachusetts, Inc.                                                          Massachusetts
NEPA - New Hampshire, Inc.                                                          New Hampshire
Ohio Mentor, Inc.                                                                   Ohio

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                           12       50% owned by Group Practice Affiliates, Inc.
                           13       90% owned by Group Practice Affiliates, Inc.
                           14       70% owned by Group Practice Affiliates, Inc.



                               Name of Corporation:                                 State or Jurisdiction
                                                                                    of Incorporation
                                                                                    of Incorporation
Pacific - Charter Medical, Inc.                                                     California
         Subsidiary:
                  Charter Behavioral Health System of the                           California
                  Inland Empire, Inc.
Plymouth Insurance Company, Ltd.                                                    Bermuda
Schizophrenia Treatment and Rehabilitation, Inc.                                    Georgia
Sistemas De Terapia Respiratoria S.A., Inc.                                         Georgia
South Carolina Mentor, Inc.                                                         South Carolina
Southeast Behavioral Systems, Inc.                                                  Georgia
Strategic Advantage, Inc.                                                           Minnesota
Western Behavioral Systems, Inc.                                                    California



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